                                                           EXHIBIT NO. 24

                            POWER OF ATTORNEY


         Each of the undersigned does hereby appoint Thomas H. Jacobsen and Ralph W. Babb, Jr., and each of them, as his true and lawful attorney in fact, with full power and authority separately to execute in the name of each of the undersigned, and to file: (i) any registration statement to be filed pursuant to the Securities Act of 1933 in connection with the registration of the issuance by Mercantile Bancorporation Inc. of any of its common stock, preferred stock, stock options, notes or debentures or any other security, whether such securities are issued for cash, in connection with an acquisition transaction or otherwise, (ii) any annual reports or other filings pursuant to the Securities Exchange Act of 1934, (iii) any amendments to such registration statements, annual reports and other filings as the above-named attorneys deem necessary or advisable to enable Mercantile Bancorporation Inc. to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and does hereby ratify and confirm all acts that such attorneys in fact, or any of them separately, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 28th day of March, 1994.


s/THOMAS H. JACOBSEN                         s/WILLIAM G. HECKMAN
- ----------------------------------           ----------------------------------
Thomas H. Jacobsen                           William G. Heckman


s/RALPH W. BABB, JR.                         s/JAMES B. MALLOY
- ----------------------------------           ----------------------------------
Ralph W. Babb, Jr.                           James B. Malloy


s/RICHARD P. CONERLY                         s/CHARLES H. PRICE II
- ----------------------------------           ----------------------------------
Richard P. Conerly                           Charles H. Price II


s/HARRY M. CORNELL, JR.                      s/HARVEY SALIGMAN
- ----------------------------------           ----------------------------------
Harry M. Cornell, Jr.                        Harvey Saligman


s/EARL K. DILLE                              s/CRAIG D. SCHNUCK
- ----------------------------------           ----------------------------------
Earl K. Dille                                Craig D. Schnuck


s/J. CLIFF EASON                             s/ROBERT W. STALEY
- ----------------------------------           ----------------------------------
J. Cliff Eason                               Robert W. Staley


s/BERNARD A. EDISON                          s/PATRICK T. STOKES
- ----------------------------------           ----------------------------------
Bernard A. Edison                            Patrick T. Stokes


s/WILLIAM A. HALL                            s/FRANCIS A. STROBLE
- ----------------------------------           ----------------------------------
William A. Hall                              Francis A. Stroble


s/THOMAS A. HAYS                             s/JOHN A. WRIGHT
- ----------------------------------           ----------------------------------
Thomas A. Hays                               John A. Wright


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                            POWER OF ATTORNEY


         Robert L. Stark and Joseph G. Werner do hereby appoint Thomas H. Jacobsen and Ralph W. Babb, Jr., and each of them, as his true and lawful attorney in fact, with full power and authority separately to execute in the name of the undersigned, and to file: (i) any registration statement to be filed pursuant to the Securities Act of 1933 in connection with the registration of the issuance by Mercantile Bancorporation Inc. of any of its common stock, preferred stock, stock options, notes or debentures or any other security, whether such securities are issued for cash, in connection with an acquisition transaction or otherwise,
(ii) any annual reports or other filings pursuant to the Securities Exchange Act of 1934, (iii) any amendments to such registration statements, annual reports and other filings as the above-named attorneys deem necessary or advisable to enable Mercantile Bancorporation Inc. to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, and does hereby ratify and confirm all acts that such attorneys in fact, or any of them separately, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, Robert L. Stark and Joseph G. Werner have executed this instrument as of the 28th day of March, 1994.




         s/ROBERT L. STARK
         --------------------------------
               Robert L. Stark


         s/JOSEPH G. WERNER
         --------------------------------
               Joseph G. Werner